MS-CTFI-SUMSUP 2

Summary Prospectus Supplement dated June 28, 2018

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, C, Y and R6 shares of the Fund listed below:

Invesco California Tax-Free Income Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Mark Paris	Portfolio Manager	2015
John Connelly	Portfolio Manager	2016
Tim O’Reilly	Portfolio Manager	2016
James Phillips	Portfolio Manager	2015
John Schorle	Portfolio Manager	2018
Robert Stryker	Portfolio Manager	2010 (predecessor fund 2009)
Julius Williams	Portfolio Manager	2011

Effective on or about July 13, 2018, Robert Stryker will no longer serve as Portfolio Manager to the Fund.”

MS-CTFI-SUMSUP 2